Exhibit 99.2

Platt’s 3rd Annual Midstream Development & Management Conference Contractual Relationships Houston, Texas May 21, 2010

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Geographic Footprint NORTHEAST Appalachia Four processing plants with combined 330 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 260,000 barrel storage facility 80-mile NGL pipeline Michigan 250-mile interstate crude pipeline LIBERTY Marcellus 155 MMcf/d gathering capacity 155 MMcf/d cryogenic processing capacity SOUTHWEST East Texas 500 MMcf/d gathering capacity 280 MMcf/d cryogenic processing capacity Western Oklahoma 275 MMcf/d gathering capacity 160 MMcf/d cryogenic processing capacity Southeast Oklahoma 500 MMcf/d gathering capacity Centrahoma processing JV Arkoma Connector Pipeline JV GULF COAST Javelina Refinery off-gas processing, fractionation, and transportation

Growth Driven by Customer Satisfaction R A N G E RESOURCES MarkWest Ranked # 1 in 2006 and #2 in 2009 Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

 MarkWest’s Position In Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Barnett 85 Tcf Haynesville 208 Tcf Fayetteville 32 Tcf Woodford (Arkoma) 60 Tcf Eagle Ford Granite Wash Marcellus/Huron 300 Tcf Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* 0 100 200 300 400 500 600

Evolution of MWE’s Development of Unconventional Resource Plays Anchored by Newfield Exploration Company Recognized unique requirements of unconventional gas plays, geology, and performance parameters Permitting and well connections fully synched to drilling and completion program Systems design that provided for flexible and efficient operation and guaranteed performance Large diameter pipe Low wellhead pressures Redundant compression; low and high pressure headers Ability to handle variable gas quality – treating and processing NGL takeaway Constructed 550 MMcfd of gathering capacity over a 42 month period Provided market optionality via access to multiple takeaway pipelines

Range Resources Midstream Requirements Independent and experienced midstream partner to develop required infrastructure in a timely, efficient, and cost-effective manner Mitigation of midstream risk through acreage commitment and firm development program Enhanced value proposition and further risk reduction through third party business Mutual objectives Infrastructure and services that can be flexed to meet Range’s changing requirements Infrastructure development paced to meet Range’s schedule Systems designed to allow unconventional gas manufacturing Systems configured to wheel gas to multiple outlets Maximize takeaway capacity and create market optionality Sensitivity to the environment and communities in which development is occurring Compliance with regulatory requirements and commitment of resources Regular and frequent communications at all levels

Cooperation is Essential Houston Plant Site Sep 2008 Majorsville Plant Site May 2009 In general The goal is to leverage each partner’s expertise – what each does best Gathering systems and processing plants need to be designed, constructed, and operated anticipating the unique characteristics of shale gas and the ultimate objective of large scale, efficient development In the Marcellus NGL disposition is critical to achieving development plans Historically, transmission systems have transported conventional gas from distant fields that meets pipeline specs – not the case with Marcellus rich gas Special consideration must be given to: Terrain and the impact on access and constructability Permitting related to stream crossings, wetlands, noise, etc. Increased industry-related vehicular traffic Potential cumulative impact on communities

Why Cooperation is Essential

MARKWEST Energy Partners, L.P.

Liberty Marcellus Project Feb 2009

THE ENERGY & MINERALS GROUP

- Gas Gathering
  - 100+ miles of high-pressure trunkline
  - 20+ compressor stations
  - MarkWest standalone rich-gas gathering capacity of 150+ MMcf/d
  - Columbia/MarkWest rich-gas gathering capacity of 175+ MMcf/d
- Gas Processing
  - 4 processing plants with up to 330 MMcf/d of processing capacity
  - Market outlets to Columbia Gas Transmission and National Fuel
- NGL Infrastructure
  - Fractionation capacity of up to 20,000+ Bbl/day
  - Propane sales marketed by truck, pipeline, and rail
  - Normal butane, iso-butane, and natural gasoline marketed by truck, pipeline, and rail


Pennsylvania
Propane pipeline to TEPPCO
Houston Plant Complex
Processing and fractionation capacity
NGL product pipeline and rail yard
Majorsville Plants
Cryogenic plants and pipeline
Area to be served by MarkWest gathering infrastructure
West Virginia
Area to be served by Columbia Gas and MarkWest joint gathering and compression facilities
Ohio

10 MARKWEST

Gas gathering 100 MMcf/d gathering capacity Over 50 miles of pipe Over 25,000 hp of compression Interconnects to the Columbia Gas Transmission Pipeline (CGT) and National Fuel Gas processing Houston 65 MMcf/d mechanical refrigeration gas plant Houston 35 MMcf/d cryogenic gas plant Joint Venture with The Energy & Minerals Group (formerly knows as NGP Midstream & Resources) Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus Liberty Marcellus Project Sep 2009

DRY GAS DRY GAS WET GAS WET GAS Liberty Marcellus Project Schedule Ohio West Virginia Pennsylvania Ohio TEPPCO PRODUCTS PIPELINE

Keys to Successful NGL Marketing in the Marcellus MarkWest has successfully marketed NGLs in Appalachia for more than 20 years The Northeast provides premium markets for NGLs produced in the Marcellus; however, Must be able to produce purity products Must have marketing options including truck, rail, and pipeline options Storage is critical MarkWest Liberty can provide producers with all of these marketing services MarkWest Siloam, KY Fractionator

Laying the Groundwork for Long-term Success Responsible Operations Building compressor sites that exceed State and Federal guidelines All facilities are tied into SCADA system to provide oversight of entire complex Secondary containment on all tanks Concern for the Community Retrofitting and installing acoustical buildings and silencers on blow down vents and starters Shutting lights off at night except when employees are on site Limiting all heavy truck traffic to daylight hours only Working with local emergency responders to provide training and education

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com